Exhibit 99.1
Consolidating Guarantor Financial Information
On September 24, 2010, the Company completed the issuance of senior unsecured notes (the “Notes”) by Celanese US (the “Issuer”). The Notes are guaranteed by Celanese Corporation (the “Parent Guarantor”) and substantially all of its US subsidiaries (the “Subsidiary Guarantors”). The consolidating financial statements for the Parent Guarantor, the Issuer, the Subsidiary Guarantors and the non-guarantors are as follows:
CELANESE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30, 2010
	Parent		Subsidiary	Non-
	Guarantor	Issuer	Guarantors	Guarantors	Eliminations	Consolidated
			(In $ millions)
Net sales	—	—	600	1,164	(258)	1,506
Cost of sales	—	—	(416)	(989)	245	(1,160)

Gross profit	—	—	184	175	(13)	346
Selling, general and administrative expenses	—	—	(38)	(85)	—	(123)
Amortization of intangible assets	—	—	(4)	(11)	—	(15)
Research and development expenses	—	—	(13)	(6)	—	(19)
Other (charges) gains, net	—	—	41	(5)	—	36
Foreign exchange gain (loss), net	—	—	—	(1)	—	(1)
Gain (loss) on disposition of businesses and assets, net	—	—	(1)	(2)	—	(3)

Operating profit	—	—	169	65	(13)	221
Equity in net earnings (loss) of affiliates	153	194	43	28	(381)	37
Interest expense	—	(41)	(10)	(11)	14	(48)
Interest income	—	5	8	1	(14)	—
Refinancing expense	—	(16)	—	—	—	(16)
Dividend income — cost investments	—	—	—	1	—	1
Other income (expense), net	—	—	—	(4)	—	(4)

Earnings (loss) from continuing operations before tax	153	142	210	80	(394)	191
Income tax (provision) benefit	(1)	11	(37)	(23)	6	(44)

Earnings (loss) from continuing operations	152	153	173	57	(388)	147

Earnings (loss) from operation of discontinued operations	—	—	(1)	(2)	—	(3)
Gain (loss) on disposal of discontinued operations	—	—	—	—	—	—
Income tax (provision) benefit from discontinued operations	—	—	—	1	—	1

Earnings (loss) from discontinued operations	—	—	(1)	(1)	—	(2)

Net earnings (loss)	152	153	172	56	(388)	145
Net (earnings) loss attributable to noncontrolling interests	—	—	—	—	—	—

Net earnings (loss) attributable to Celanese Corporation	152	153	172	56	(388)	145

CELANESE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine Months Ended September 30, 2010
	Parent		Subsidiary	Non-
	Guarantor	Issuer	Guarantors	Guarantors	Eliminations	Consolidated
			(In $ millions)
Net sales	—	—	1,703	3,401	(693)	4,411
Cost of sales	—	—	(1,281)	(2,958)	695	(3,544)

Gross profit	—	—	422	443	2	867
Selling, general and administrative expenses	—	—	(126)	(243)	—	(369)
Amortization of intangible assets	—	—	(10)	(35)	—	(45)
Research and development expenses	—	—	(35)	(21)	—	(56)
Other (charges) gains, net	—	—	51	(98)	—	(47)
Foreign exchange gain (loss), net	—	—	—	1	—	1
Gain (loss) on disposition of businesses and assets, net	—	—	(1)	13	—	12

Operating profit	—	—	301	60	2	363
Equity in net earnings (loss) of affiliates	297	392	109	97	(764)	131
Interest expense	—	(121)	(29)	(34)	38	(146)
Interest income	—	16	21	4	(39)	2
Refinancing expense	—	(16)	—	—	—	(16)
Dividend income — cost investments	—	—	—	73	—	73
Other income (expense), net	—	—	(1)	2	—	1

Earnings (loss) from continuing operations before tax	297	271	401	202	(763)	408
Income tax (provision) benefit	(1)	26	(82)	(50)	22	(85)

Earnings (loss) from continuing operations	296	297	319	152	(741)	323

Earnings (loss) from operation of discontinued operations	—	—	(6)	(2)	—	(8)
Gain (loss) on disposal of discontinued operations	—	—	2	—	—	2
Income tax (provision) benefit from discontinued operations	—	—	1	1	—	2

Earnings (loss) from discontinued operations	—	—	(3)	(1)	—	(4)

Net earnings (loss)	296	297	316	151	(741)	319
Net (earnings) loss attributable to noncontrolling interests	—	—	—	—	—	—

Net earnings (loss) attributable to Celanese Corporation	296	297	316	151	(741)	319

CELANESE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30, 2009
	Parent		Subsidiary	Non-
	Guarantor	Issuer	Guarantors	Guarantors	Eliminations	Consolidated
			(In $ millions)
Net sales	—	—	513	1,021	(230)	1,304
Cost of sales	—	—	(363)	(907)	232	(1,038)

Gross profit	—	—	150	114	2	266
Selling, general and administrative expenses	—	—	(46)	(64)	—	(110)
Amortization of intangible assets	—	—	(2)	(18)	—	(20)
Research and development expenses	—	—	(10)	(8)	—	(18)
Other (charges) gains, net	—	—	(1)	(95)	—	(96)
Foreign exchange gain (loss), net	—	—	—	(2)	—	(2)
Gain (loss) on disposition of businesses and assets, net	—	—	18	25	2	45

Operating profit	—	—	109	(48)	4	65
Equity in net earnings (loss) of affiliates	379	355	21	29	(748)	36
Interest expense	—	(43)	(10)	(11)	13	(51)
Interest income	—	6	7	2	(13)	2
Refinancing expense	—	—	—	—	—	—
Dividend income — cost investments	—	—	—	1	—	1
Other income (expense), net	—	1	(1)	(5)	—	(5)

Earnings (loss) from continuing operations before tax	379	319	126	(32)	(744)	48
Income tax (provision) benefit	15	60	296	(20)	(1)	350

Earnings (loss) from continuing operations	394	379	422	(52)	(745)	398

Earnings (loss) from operation of discontinued operations	—	—	—	—	—	—
Gain (loss) on disposal of discontinued operations	—	—	—	—	—	—
Income tax (provision) benefit from discontinued operations	—	—	—	—	—	—

Earnings (loss) from discontinued operations	—	—	—	—	—	—

Net earnings (loss)	394	379	422	(52)	(745)	398
Net (earnings) loss attributable to noncontrolling interests	—	—	—	—	—	—

Net earnings (loss) attributable to Celanese Corporation	394	379	422	(52)	(745)	398

CELANESE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine Months Ended September 30, 2009
	Parent		Subsidiary	Non-
	Guarantor	Issuer	Guarantors	Guarantors	Eliminations	Consolidated
			(In $ millions)
Net sales	—	—	1,507	2,892	(705)	3,694
Cost of sales	—	—	(1,081)	(2,604)	705	(2,980)

Gross profit	—	—	426	288	—	714
Selling, general and administrative expenses	—	—	(139)	(199)	—	(338)
Amortization of intangible assets	—	—	(8)	(50)	—	(58)
Research and development expenses	—	—	(33)	(23)	—	(56)
Other (charges) gains, net	—	—	(4)	(119)	—	(123)
Foreign exchange gain (loss), net	—	—	—	1	—	1
Gain (loss) on disposition of businesses and assets, net	—	—	7	25	9	41

Operating profit	—	—	249	(77)	9	181
Equity in net earnings (loss) of affiliates	469	510	63	60	(1,025)	77
Interest expense	—	(128)	(34)	(35)	41	(156)
Interest income	—	19	21	9	(42)	7
Refinancing expense	—	—	—	—	—	—
Dividend income — cost investments	—	—	38	19	—	57
Other income (expense), net	—	4	(2)	(4)	—	(2)

Earnings (loss) from continuing operations before tax	469	405	335	(28)	(1,017)	164
Income tax (provision) benefit	15	64	276	(26)	(1)	328

Earnings (loss) from continuing operations	484	469	611	(54)	(1,018)	492

Earnings (loss) from operation of discontinued operations	—	—	—	—	—	—
Gain (loss) on disposal of discontinued operations	—	—	—	—	—	—
Income tax (provision) benefit from discontinued operations	—	—	—	—	—	—

Earnings (loss) from discontinued operations	—	—	—	—	—	—

Net earnings (loss)	484	469	611	(54)	(1,018)	492
Net (earnings) loss attributable to noncontrolling interests	—	—	—	—	—	—

Net earnings (loss) attributable to Celanese Corporation	484	469	611	(54)	(1,018)	492

CELANESE CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	As of September 30, 2010
	Parent		Subsidiary	Non-
	Guarantor	Issuer	Guarantors	Guarantors	Eliminations	Consolidated
	(In $ millions)
ASSETS
Current assets
Cash and cash equivalents	3	—	255	626	—	884
Trade receivables — third party and affiliates	—	—	255	743	(101)	897
Non-trade receivables	—	544	653	386	(1,319)	264
Inventories	—	—	163	460	(45)	578
Deferred income taxes	—	—	33	10	(1)	42
Marketable securities, at fair value	—	—	1	1	—	2
Assets held for sale	—	—	9	—	—	9
Other assets	—	57	30	68	(64)	91

Total current assets	3	601	1,399	2,294	(1,530)	2,767

Investments in affiliates	908	3,704	1,360	518	(5,673)	817
Property, plant and equipment, net	—	—	623	2,261	—	2,884
Deferred income taxes	12	36	380	71	—	499
Marketable securities, at fair value	—	—	79	—	—	79
Other assets	—	76	121	516	(421)	292
Goodwill	—	—	298	487	—	785
Intangible assets, net	—	—	83	188	—	271

Total assets	923	4,417	4,343	6,335	(7,624)	8,394

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term borrowings and current installments of long-term debt — third party and affiliates	—	1,191	17	224	(1,171)	261
Trade payables — third party and affiliates	—	2	232	507	(101)	640
Other liabilities	—	76	225	524	(236)	589
Deferred income taxes	—	—	(6)	39	—	33
Income taxes payable	3	(323)	323	120	(9)	114

Total current liabilities	3	946	791	1,414	(1,517)	1,637

Long-term debt	—	2,510	561	354	(415)	3,010
Deferred income taxes	—	—	—	132	—	132
Uncertain tax positions	3	17	36	210	—	266
Benefit obligations	—	—	1,148	109	—	1,257
Other liabilities	—	36	146	1,009	(16)	1,175
Total Celanese Corporation shareholders’ equity	917	908	1,661	3,107	(5,676)	917
Noncontrolling interests	—	—	—	—	—	—

Total shareholders’ equity	917	908	1,661	3,107	(5,676)	917

Total liabilities and shareholders’ equity	923	4,417	4,343	6,335	(7,624)	8,394

CELANESE CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	As of December 31, 2009
	Parent		Subsidiary	Non-
	Guarantor	Issuer	Guarantors	Guarantors	Eliminations	Consolidated
	(In $ millions)
ASSETS
Current assets
Cash and cash equivalents	5	—	520	729	—	1,254
Trade receivables — third party and affiliates	—	—	274	602	(155)	721
Non-trade receivables	—	13	774	335	(860)	262
Inventories	—	—	148	415	(41)	522
Deferred income taxes	—	—	32	11	(1)	42
Marketable securities, at fair value	—	—	2	1	—	3
Assets held for sale	—	—	—	2	—	2
Other assets	—	12	25	59	(46)	50

Total current assets	5	25	1,775	2,154	(1,103)	2,856

Investments in affiliates	574	3,282	1,316	465	(4,845)	792
Property, plant and equipment, net	—	—	634	2,163	—	2,797
Deferred income taxes	12	40	375	57	—	484
Marketable securities, at fair value	—	—	80	—	—	80
Other assets	—	614	133	533	(969)	311
Goodwill	—	—	284	514	—	798
Intangible assets, net	—	—	60	234	—	294

Total assets	591	3,961	4,657	6,120	(6,917)	8,412

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term borrowings and current installments of long-term debt — third party and affiliates	—	768	16	197	(739)	242
Trade payables — third party and affiliates	—	—	261	543	(155)	649
Other liabilities	—	98	209	465	(161)	611
Deferred income taxes	—	—	(6)	39	—	33
Income taxes payable	3	(297)	284	86	(4)	72

Total current liabilities	3	569	764	1,330	(1,059)	1,607

Long-term debt	—	2,756	1,109	358	(964)	3,259
Deferred income taxes	—	—	—	137	—	137
Uncertain tax positions	2	18	19	190	—	229
Benefit obligations	—	—	1,167	121	—	1,288
Other liabilities	—	44	176	1,105	(19)	1,306
Total Celanese Corporation shareholders’ equity	586	574	1,422	2,879	(4,875)	586
Noncontrolling interests	—	—	—	—	—	—

Total shareholders’ equity	586	574	1,422	2,879	(4,875)	586

Total liabilities and shareholders’ equity	591	3,961	4,657	6,120	(6,917)	8,412

CELANESE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30, 2010
	Parent			Non-
	Guarantor	Issuer	Guarantors	Guarantors	Eliminations	Consolidated
	(In $ millions)
Net cash provided by (used in) operating activities	1	242	(140)	260	—	363
Investing activities from continuing operations
Capital expenditures on property, plant and equipment	—	—	(51)	(71)	—	(122)
Acquisitions, net of cash acquired	—	—	(46)	—	—	(46)
Proceeds from sale of businesses and assets, net	—	—	1	21	—	22
Capital expenditures related to Ticona Kelsterbach plant relocation	—	—	—	(219)	—	(219)
Other, net	—	—	(6)	(10)	—	(16)

Net cash provided by (used in) investing activities	—	—	(102)	(279)	—	(381)
Financing activities from continuing operations
Short-term borrowings (repayments), net	—	—	2	(6)	—	(4)
Proceeds from long-term debt	—	604	33	—	(37)	600
Repayments of long-term debt	—	(822)	(5)	(58)	37	(848)
Refinancing costs	—	(24)	—	—	—	(24)
Purchases of treasury stock, including related fees	(41)	—	—	—	—	(41)
Dividends from subsidiary	53	—	—	—	(53)	—
Dividends to parent	—	—	(53)	—	53	—
Stock option exercises	8	—	—	—	—	8
Series A common stock dividends	(20)	—	—	—	—	(20)
Preferred stock dividends	(3)	—	—	—	—	(3)

Net cash provided by (used in) financing activities	(3)	(242)	(23)	(64)	—	(332)
Exchange rate effects on cash and cash equivalents	—	—	—	(20)		(20)

Net increase (decrease) in cash and cash equivalents	(2)	—	(265)	(103)	—	(370)
Cash and cash equivalents at beginning of period	5	—	520	729	—	1,254

Cash and cash equivalents at end of period	3	—	255	626	—	884

CELANESE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30, 2009
	Parent			Non-
	Guarantor	Issuer	Guarantors	Guarantors	Eliminations	Consolidated
	(In $ millions)
Net cash provided by (used in) operating activities	—	20	167	221	—	408
Investing activities from continuing operations
Capital expenditures on property, plant and equipment	—	—	(41)	(89)	—	(130)
Acquisitions, net of cash acquired	—	—	—	(1)	—	(1)
Proceeds from sale of businesses and assets, net	—	—	131	37	—	168
Deferred proceeds on Ticona Kelsterbach plant relocation	—	—	—	412	—	412
Capital expenditures related to Ticona Kelsterbach plant relocation	—	—	—	(248)	—	(248)
Proceeds from sale of marketable securities	—	—	—	15	—	15
Other, net	—	—	5	(30)	—	(25)

Net cash provided by (used in) investing activities	—	—	95	96	—	191
Financing activities from continuing operations
Short-term borrowings (repayments), net	—	—	(8)	39	—	31
Proceeds from long-term debt	—	4	—	—	(4)	—
Repayments of long-term debt	—	(21)	(19)	(20)	4	(56)
Refinancing costs	—	(3)	—	—	—	(3)
Dividends from subsidiary	24	—	—	—	(24)	—
Dividends to parent	—	—	(24)	—	24	—
Stock option exercises	1	—	—	—	—	1
Series A common stock dividends	(17)	—	—	—	—	(17)
Preferred stock dividends	(8)	—	—	—	—	(8)

Net cash provided by (used in) financing activities	—	(20)	(51)	19	—	(52)
Exchange rate effects on cash and cash equivalents	—	—	—	70	—	70

Net increase (decrease) in cash and cash equivalents	—	—	211	406	—	617
Cash and cash equivalents at beginning of period	—	—	224	452	—	676

Cash and cash equivalents at end of period	—	—	435	858	—	1,293